NOVAMERICAN STEEL INC. ANNOUNCES ITS NAME CHANGE TO BARZEL INDUSTRIES INC.

Norwood, Mass. (February 13, 2009) - Barzel Industries Inc. (“Barzel”), formerly known as Novamerican Steel Inc. (“Novamerican”) (NASDAQ: TONS and TONSW) announced today that it has changed its name from Novamerican Steel Inc. to Barzel Industries Inc.  Barzel’s common stock, $0.001 par value (the “Common Stock”), and its warrants to purchase one share of Common Stock (the “Warrants”) will continue to trade on The Nasdaq Capital Market (“NASDAQ”), but the ticker symbols “TONS” and “TONSW,” respectively, will change, effective February 17, 2009, to “TPUT” and “TPUTW,” respectively.

A New Identity

Barzel means “steel” in many variations and languages. Similar sounding words are also found in modern Latin (ferrous), Arabic and Indian-derivative languages, representing various metals and the art of metalworking. We see our efforts to implement our systemic management methodology, The Decalogue™, in this industry as the next step of evolution for organizations and their relationship with metals.

The Möbius Strip

Our new logo, a steel ribbon in the form of a Möbius strip is a mathematical curiosity that has no beginning or end and no “correct” orientation (i.e., there is no “right side up”).  It represents our organizational model, which is a fully interdependent system, meaningful only in its entirety.  The logo also reflects our capabilities in shaping and forging metals.

Corrado De Gasperis, Barzel’s CEO, stated, “Today, 30 years after the birth of the company, Novamerican Steel is shedding the final vestiges of its outdated past and publicly marking the start of our very different journey.  Our focus is on the needs of our customers and we are demonstrating that reliability and quality of goods must not come at the expense of speed of delivery.  Our goal is to maximize the throughput (that is, the speed at which we generate cash through sales) from our one, fully integrated network of processing, manufacturing and distribution facilities.”

More About Barzel Industries Inc.

Headquartered in Norwood, Massachusetts, with operational hubs in Mississauga, Ontario and Montreal, Quebec, we operate a network of 17 manufacturing, processing and distribution facilities in the United States and Canada. Through an innovative management system that includes close statistical monitoring and analysis of our plant capabilities, we can service our customers with speed, quality and reliability.  With a long tradition of quality service, we offer a wide range of metal processing solutions to a variety of industries, from construction and industrial manufacturing to finished commercial racking products.  Our systemic approach has enabled us to become a well-diversified, multi-process provider of value-added services. We believe we are one of only two independent continuous process picklers in Canada. We also believe our in-line temper mill, which became operational in 2005, makes us the only provider of this high-precision service in Canada that is not integrated with a primary steel producer.

For additional information on Barzel, visit its website at http://www.barzel.com.

Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Barzel. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Barzel’s management, are subject to risks and uncertainties (including those described in Barzel’s public filings with the Securities and Exchange Commission), which could cause actual results, events and circumstances to differ materially from the forward-looking statements.  The following factors, among others, could cause actual results, events and circumstances to differ from those set forth in the forward-looking statements: changes in generally accepted accounting principles; failure of Barzel to continue to comply with government regulations; adoption of or changes in legislation or regulatory environments or requirements adversely affecting Barzel’s businesses; changes in the financial stability of major customers of Barzel or in demand for its products and services; the failure to achieve the benefits anticipated from the recently completed transactions; competition; changes in general economic conditions; geopolitical events, and other risks and uncertainties, as well as future decisions by the parties. The information set forth herein should be read in light of such risks.  In some cases, one can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions.  The reader is cautioned not to rely on these forward-looking statements.  Barzel disclaims any obligation to update these forward-looking statements.

Contact:
Barzel Industries Inc.
Karen G. Narwold, Esq.
Vice President, Strategic Counsel
Office: (781) 619-1450
Cell: (917) 207-7924